Exhibit 99.2

HP Inc. 1501 Page Mill Road Palo Alto, CA 94304 hp.com
News Release HP Inc. Announces Pricing of Senior Notes
Editorial contacts HP Inc. Media Relations MediaRelations@hp.com HP Inc. Investor Relations InvestorRelations@hp.com

PALO ALTO, Calif., June 10, 2020 — HP Inc. (NYSE: HPQ) today announced the pricing of its underwritten public offering of $3.0 billion aggregate principal amount of senior unsecured notes, consisting of $1,150,000,000 aggregate principal amount of its 2.200% notes due 2025 at a public offering price of 99.769% of the principal amount, $1,000,000,000 aggregate principal amount of its 3.000% notes due 2027 at a public offering price of 99.718% of the principal amount, and $850,000,000 aggregate principal amount of its 3.400% notes due 2030 at a public offering price of 99.790% of the principal amount (collectively, the “Notes”).

HP intends to use the net proceeds from this offering to fund the tender offers for its 3.750% Global Notes due December 1, 2020, of which approximately $649 million principal amount is outstanding; its 4.300% Global Notes due June 1, 2021, of which approximately $667 million principal amount is outstanding; its 4.375% Global Notes due September 15, 2021, of which approximately $538 million principal amount is outstanding; and its 4.650% Global Notes due December 9, 2021, of which approximately $695 million principal amount is outstanding (collectively, the “Tender Offers”).  HP also intends to use the net proceeds from this offering in excess of the amounts used to repurchase the notes pursuant to the Tender Offers for general corporate purposes, which may include, without limitation, repayment and refinancing of debt, working capital, capital expenditures, and share repurchases.

The issuance of the Notes is expected to close on June 17, 2020, subject to customary closing conditions.

BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC are acting as joint book-running managers for the offering.

The Notes are being offered pursuant to an effective shelf registration statement (including a prospectus) on Form S-3 previously filed with the Securities and Exchange Commission (SEC).  A preliminary prospectus supplement relating to the offering has been filed with the SEC and is available on the SEC’s website at www.sec.gov.  Before you invest, you should read the prospectus in that registration statement (including the preliminary prospectus supplement for the offering to which this communication relates) and other documents HP has filed with the SEC for more complete information about HP and the offering.  You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, these documents may be obtained from BNP Paribas Securities Corp. by calling toll-free at 1-800-854-5674; from Goldman Sachs & Co. LLC by calling toll-free at 1-866-471-2526; from HSBC Securities (USA) Inc. by calling toll-free at 1-866-811-8049; from J.P. Morgan Securities LLC by calling collect at 1-212-834-4533; from Morgan Stanley & Co. LLC by calling toll-free at 1-866-718-1649 or from Wells Fargo Securities, LLC by calling toll-free at 1-800-645-3751.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Forward-looking statements

This press release contains forward-looking statements based on current expectations and assumptions that involve risks and uncertainties.  If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, any statements regarding the potential impact of the COVID-19 pandemic and the actions by governments, businesses and individuals in response to the situation; projections of net revenue, margins, expenses, effective tax rates, net earnings, net earnings per share, cash flows, benefit plan funding, deferred taxes, share repurchases, foreign currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring and other charges, planned structural cost reductions and productivity initiatives; any statements of the plans, strategies and objectives of management for future operations, including, but not limited to, our business model and transformation, our sustainability goals, our go-to-market strategy, the execution of restructuring plans and any resulting cost savings, net revenue or profitability improvements or other financial impacts; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief, including with respect to the timing and expected benefits of acquisitions and other business combination and investment transactions; and any statements of assumptions underlying any of the foregoing.  Forward-looking statements can also generally be identified by words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will,” “would,” “could,” “can,” “may,” and similar terms.

Risks, uncertainties and assumptions include factors relating to the effects of the COVID-19 pandemic and the actions by governments, businesses and individuals in response to the situation, the effects of which may give rise to or amplify the risks associated with many of these factors listed here; HP’s ability to execute on its strategic plan, including the recently announced initiatives, business model changes and transformation; execution of planned structural cost reductions and productivity initiatives; HP’s ability to complete any contemplated share repurchases, other capital return programs or other strategic transactions; the need to address the many challenges facing HP’s businesses; the competitive pressures faced by HP’s businesses; risks associated with executing HP’s strategy and business model changes and transformation; successfully innovating, developing and executing HP’s go-to-market strategy, including online, omnichannel and contractual sales, in an evolving distribution and reseller landscape; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; successfully competing and maintaining the value proposition of HP’s products, including supplies; the need to manage third-party suppliers, manage HP’s global, multi-tier distribution network, limit potential misuse of pricing programs by HP’s channel partners, adapt to new or changing marketplaces and effectively deliver HP’s services; challenges to HP’s ability to accurately forecast inventories, demand and pricing, which may be due to HP’s multi-tiered channel, sales of HP’s products to unauthorized resellers or unauthorized resale of HP’s products; integration and other risks associated with business combination and investment transactions; the results of the restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of the restructuring plans; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; the hiring and retention of key employees; the impact of macroeconomic and geopolitical trends and events; risks associated with HP’s international operations; the execution and performance of contracts by HP and its suppliers, customers, clients and partners; disruptions in operations from system security risks, data protection breaches, cyberattacks, extreme weather conditions, medical epidemics or pandemics such as the COVID-19 pandemic, and other natural or manmade disasters or catastrophic events; the impact of changes in tax laws; potential liabilities and costs from pending or potential investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019, HP’s Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2020 and April 30, 2020 and HP’s other filings with the Securities and Exchange Commission (the “SEC”).

As in prior periods, the financial information set forth in this document, including any tax-related items, reflects estimates based on information available at this time.  While HP believes these estimates to be reasonable, these amounts could differ materially from reported amounts in HP’s Quarterly Reports on Form 10-Q for the fiscal quarter ended July 31, 2020, Annual Report on Form 10-K for the fiscal year ended October 31, 2020 and HP’s other filings with the SEC.  The forward-looking statements in this press release are made as of the date of this document and HP assumes no obligation and does not intend to update these forward-looking statements.

HP’s Investor Relations website at investor.hp.com contains a significant amount of information about HP, including financial and other information for investors.  HP encourages investors to visit its website from time to time, as information is updated, and new information is posted.  The content of HP’s website is not incorporated by reference into this press release or in any other report or document HP files with the SEC, and any references to HP’s website are intended to be inactive textual references only.

About HP Inc.

HP Inc. creates technology that makes life better for everyone, everywhere.  Through our product and service portfolio of personal systems, printers and 3D printing solutions, we engineer experiences that amaze.  More information about HP Inc. is available at hp.com.

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